SECURITIES AND UNITED STATES
                               EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 9, 2004

                                 SURGICARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                 001-16587                 58-1597246
          --------                 ---------                 ----------
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)              Number)               Identification No.)




                         12727 Kimberley Lane, Suite 200
                              Houston, Texas 77024
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (713) 973-6675
                                 --------------
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if change since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     It was brought to SurgiCare, Inc.'s ("SurgiCare") attention on the evening of June 14, 2004 that on June 9, 2004, a SurgiCare employee sent an unauthorized email in response to a shareholder's inquiry regarding SurgiCare's preliminary proxy statement filed with the SEC on April 27, 2004. The shareholder posted SurgiCare's response to a Yahoo! Finance message board for SurgiCare (message # 3708 entitled "Response from SRG Relations" (http://messages.yahoo.com/?action=q&board=SRG). SurgiCare would like to clarify the information included in the aforementioned statement posted on the message board. Although SurgiCare is in the process of responding to the SEC's comments to the preliminary proxy statement, the SEC has not specified a date when SurgiCare may mail the proxy statement to the shareholders. To the best of SurgiCare's knowledge, SurgiCare's employees have not had any other direct communication with individual shareholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SURGICARE, INC.




                                       By: /s/ KEITH G. LEBLANC
                                           ---------------------------------
                                           Name:  Keith G. LeBlanc
                                           Title: Chief Executive Officer



Dated: June 16, 2004